SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 19, 2005

(Date of earliest event reported)

COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

Nevada	0-51044	01-0668846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer of Identification No.)

400 S. 4TH Street, Suite 215, Las Vegas, Nevada	89101
(Address of principal executive offices)	(Zip Code)

(702) 878-0700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On July 19, 2005, Community Bancorp (the “Company”) announced by press release its earnings for the quarter ended June 30, 2005. A copy of the press release is attached hereto.

The information contained in this Report on Form 8-K is furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) The following exhibits are included with this Report:

  Exhibit 99.1    Press Release dated July 19, 2005

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY BANCORP.

By:	/s/ Edward M. Jamison
Edward M. Jamison
President and Chief Executive Officer

Date: July 19, 2005

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